UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2025

GLOBAL INTERACTIVE TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41763	88-1368281
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160, Yeouiseo-ro, Yeongdeungpo-gu Seoul, Republic of Korea	07231
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +82-2564-8588

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GITS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 6, 2024, the Securities and Futures Commission (“SFC”) under the Financial Services Commission of the Republic of Korea imposed an administrative fine of KRW 142.1 million (or approximately $104,750) against Hanryu Holdings, Inc. (“Hanryu Holdings”), now known as Global Interactive Technologies, Inc. (the “Company”), for violations of Korean securities regulations.

The fine was issued pursuant to Article 119(1) and Article 429(1)(2) of the Capital Market and Financial Investment Business Act and Article 25 of the Regulations on Capital Market Investigations, in connection with a failure to submit a securities registration statement.

Under Korean law, a public offering is deemed to occur when securities are solicited from 50 or more investors.

If the total offering amount over the preceding 12 months exceeds KRW 1 billion (or approximately $737,250) and a securities registration statement has not been submitted, then further public offerings by the issuer in Korea are prohibited under Korean law unless such report is duly filed and accepted by the Financial Services Commission.

Between April 20, 2023 and July 31, 2023, Hanryu Holdings raised approximately KRW 5.92 billion (or approximately $4,364,250) through the issuance of 462,847 common shares to 124 Korean investors without submitting a securities registration statement.

On January 2, 2025, the Company filed with the SFC a formal objection to the regulatory sanction. On March 27, 2025, the SFC dismissed the objection. In accordance with Korean administrative law, the Company retains the right to seek further redress by filing an appeal. On June 24, 2025, the Company filed an administrative appeal challenging the sanction as the Company believes that the sanction is without merit and has adequate defenses.

To date, the Company has not paid the administrative fine because the fine is the subject of the appeal.

The SFC has not imposed any sanctions or restrictions on any member of current management or on any currently serving directors.

The Company is evaluating the impact of the regulatory action.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INTERACTIVE TECHNOLOGIES, INC.

Dated: June 25, 2025	By:	/s/ Taehoon Kim
		Name:	Taehoon Kim
		Title:	Chief Executive Officer

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